UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 3, 2026
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street
Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2026, the Federal Home Loan Bank of Des Moines (the “Bank”) announced that its Board of Directors has appointed Wil W. Osborn as President and Chief Executive Officer effective October 1, 2026. Mr. Osborn will succeed Kristina K. Williams, who announced in January 2026 her intention to retire from the Bank after serving as president and chief executive officer since January 2020.

Mr. Osborn, age 61, currently serves as the Bank’s Chief Business Officer. Prior to joining the Bank in 2020, Mr. Osborn served as senior vice president and chief financial officer of the Federal Home Loan Bank of Topeka, a position he held since 2010. Mr. Osborn also served in various investment management and performance measurement roles in the banking and credit union industry.

As the Bank’s President and Chief Executive Officer, Mr. Osborn will be paid an annual salary of $900,000 and will be eligible to earn incentive awards under the Bank’s annual and long-term incentive plans. Mr. Osborn’s maximum potential incentive award will be 100 percent of his base salary. Mr. Osborn is also entitled to participate in all retirement and other benefit plans to the extent available to other named executive officers of the Bank.

Mr. Osborn has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Osborn and any of the Bank’s directors or executive officers, and there are no arrangements or understandings between Mr. Osborn and any other person pursuant to which he was selected as President and Chief Executive Officer of the Bank.

Item 7.01 Regulation FD Disclosure.

On September 3, 2026, the Bank issued a news release and member communication announcing Mr. Osborn’s appointment as President and Chief Executive Officer. A copy of the news release and member announcement are furnished with this report as Exhibits 99.1 and 99.2.

The information in Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 99.1    News Release, dated September 3, 2026, issued by the Bank

Exhibit Number 99.2    Member Announcement, dated September 3, 2026

Exhibit Number 104    Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

September 3, 2026	By:	/s/ Robert W. Dixon

Name: Robert W. Dixon
Title: Chief Legal and Compliance Officer